Consolidated Balance Sheets [Parenthetical] - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Allowance For Doubtful Accounts, Sales Returns and Discounts	$ 2,931	$ 1,548
Common stock, par value (in dollars per share)	$ 0.3	$ 0.3
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	356,699,482	356,699,482
Common stock, shares outstanding	344,007,418	343,815,424
Treasury stock, shares	12,692,064	12,884,058